UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSRS

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-07478

Name of Fund: MuniVest Fund II, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Robert C. Doll, Jr., Chief Executive
      Officer, MuniVest Fund II, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 10/31/05

Date of reporting period: 11/01/04 - 04/30/05

Item 1 - Report to Stockholders

                                MuniVest Fund II, Inc.

Semi-Annual Report
April 30, 2005

MuniVest Fund II, Inc.

The Benefits and Risks of Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of April 30, 2005, the percentage of the Fund's total net assets invested in inverse floaters was 10.08%, before the deduction of Preferred Stock.

Swap Agreements

The Fund may invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities. Swap agreements involve the risk that the party with whom the Fund has entered into the swap will default on its obligation to pay the Fund and the risk that the Fund will not be able to meet its obligations to pay the other party to the agreement.


2                MUNIVEST FUND II, INC.         APRIL 30, 2005

A Letter From the President

Dear Shareholder

Financial markets faced a number of crosscurrents over the past several months, but most major benchmarks managed to post positive returns for the annual and semi-annual reporting periods ended April 30, 2005:

Total Returns as of April 30, 2005                                6-month       12-month
========================================================================================
U.S. equities (Standard & Poor's 500 Index)                       +3.28%         + 6.34%
----------------------------------------------------------------------------------------
Small-cap U.S. equities (Russell 2000 Index)                      -0.15%         + 4.71%
----------------------------------------------------------------------------------------
International equities (MSCI Europe Australasia Far East Index)   +8.71%         +14.95%
----------------------------------------------------------------------------------------
Fixed income (Lehman Brothers Aggregate Bond Index)               +0.98%         + 5.26%
----------------------------------------------------------------------------------------
Tax-exempt fixed income (Lehman Brothers Municipal Bond Index)    +1.93%         + 6.81%
----------------------------------------------------------------------------------------
High yield bonds (Credit Suisse First Boston High Yield Index)    +0.65%         + 6.92%
----------------------------------------------------------------------------------------

After expanding at an annualized rate of 4.4% in 2004, U.S. gross domestic product growth for the first quarter of 2005 came in at an estimated 3.1% (although that figure was later revised upward to 3.5%). Nevertheless, the Federal Reserve Board continued increasing interest rates at a measured pace to combat emergent inflation. The most recent hike came on May 3, and brought the federal funds rate to 3%. Recently, signs of inflation have taken the form of rising business costs and increasing consumer prices, particularly in the areas of gasoline, healthcare, housing and education.

U.S. equities ended 2004 in a strong rally, but stumbled into negative territory in 2005. The market weakness was largely fueled by the potential for slowing economic and corporate earnings growth, renewed energy price concerns and a lack of investor conviction. On the positive side, certain sectors of the market have been performing well (particularly energy) and corporate transactions, such as mergers and acquisitions, stock buy-backs and dividend payouts, have all increased. International equities, especially in Asia, have benefited from higher economic growth rates.

In the bond market, we witnessed a yield curve flattening trend over the past several months as short-term yields increased and longer-term interest rates remained more stable or fell. At the end of April 2005, the two-year Treasury note yielded 3.66% and the 10-year Treasury note yielded 4.21%, a difference of 55 basis points (.55%). This compared to a spread of 149 basis points six months earlier and 222 basis points 12 months ago.

Looking ahead, the environment is likely to be a challenging one for investors. With this in mind, we encourage you to meet with your financial advisor to review your goals and asset allocation and to rebalance your portfolio, as necessary, to ensure it remains aligned with your objectives and risk tolerance. As always, we thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.

                                Sincerely,


                                /s/ Robert C. Doll, Jr.

                                Robert C. Doll, Jr.
                                President and Director


                 MUNIVEST FUND II, INC.         APRIL 30, 2005                 3

A Discussion With Your Fund's Portfolio Manager

      The Fund outperformed its comparable Lipper category average for the period, benefiting largely from our exposure to the higher-yielding portion of the municipal market.

Describe the recent market environment relative to municipal bonds.

Amid significant volatility, long-term bond yields moved lower over the past six months as shorter-term yields increased. For all of 2004, real gross domestic product (GDP) grew at an annualized rate of 4.4%, well ahead of 2003's annual rate of 3%. An advanced estimate of first quarter 2005 GDP came in at an unexpectedly low 3.1%, although that figure was later revised upward to 3.5%.

It appeared that continued economic improvements were generally disregarded as investors focused on inflationary trends, currency-related demand for long-term U.S. securities, and interest rate action on the part of the Federal Reserve Board (the Fed). During the past six months, 30-year Treasury bond yields declined 28 basis points (.28%) to 4.51%, while 10-year Treasury note yields rose 16 basis points to 4.21%. The Fed, in the meantime, continued to raise short-term interest rates at each of its meetings throughout the period, and most recently increased the federal funds rate from 2.75% to 3% on May 3. As short-term interest rates increased while longer-term interest rates fell, the yield curve continued to flatten.

In the tax-exempt market, yields on 30-year revenue bonds, as measured by the Bond Buyer Revenue Bond Index, fell 14 basis points to 4.83% over the six-month period. According to Municipal Market Data, yields on AAA-rated issues maturing in 30 years declined 23 basis points to 4.37%, while AAA-rated bonds maturing in 10 years saw their yields rise 17 basis points to 3.57% during the six-month period.

Over the past six months, more than $186 billion in tax-exempt bonds was underwritten, an increase of 7.5% versus the same period a year earlier. Issuance so far in 2005 has been boosted by a 32% increase in refunding issues as municipalities sought to refinance existing higher-coupon debt. These refunding issues have been heavily weighted in the 10-year - 20-year maturity range to lower the overall interest cost of the refunding issue. This concentration has put pressure on intermediate tax-exempt bond yields while supporting longer-term bond prices.

Investor demand for municipal product remained generally positive during the period. Investment Company Institute statistics indicate that, year-to-date through March 31, 2005, net new cash flows into long-term municipal bond funds exceeded $1.3 billion. This represented a significant improvement from the $516 million seen during the same period in 2004. However, AMG Data Services reports that recent weekly figures for the month of April have shown a modest reversal in the positive flows seen in the first three months of the year. Still, throughout much of the past six months, high yield tax-exempt bond funds experienced positive net cash flows. During the last week of April, these lower rated/non-rated bond funds received more than $110 million in inflows. The need to invest these ongoing cash flows has led to strong demand for lower-rated issues and a resultant narrowing of credit spreads.

Looking ahead, we would expect the long-term municipal market to perform at least as well as the U.S. Treasury market. The tax-exempt market's technical position remains favorable. The 30-day visible supply of new underwritings at the end of April stood at approximately $6.3 billion, slightly below its current 30-day moving average. In addition, it is likely that the increase in issuance seen in recent months has borrowed from supply expected to be issued later in the year. The refunding deals that inflated this six-month period's supply are unlikely to be repeated later in the year. Tax-exempt bonds' attractive yield ratios versus taxable securities should continue to attract both traditional and nontraditional investors, especially if new municipal bond issuance remains modest.

How did the Fund perform during the period?

For the six-month period ended April 30, 2005, the Common Stock of MuniVest Fund II, Inc. had net annualized yields of 7.26% and 7.15%, based on a period-end per share net asset value of $15.34 and a per share market price of $15.57, respectively, and $.552 per share income dividends. Over the same period, the total investment return on the Fund's Common Stock was +4.57%, based on a change in per share net asset value from $15.21 to $15.34, and assuming reinvestment of all distributions.

The Fund's total return, based on net asset value, outpaced the +3.83% average return of the Lipper General Municipal Debt Funds (Leveraged) category for the six-month period. (Funds in this Lipper category invest primarily in municipal


4                MUNIVEST FUND II, INC.         APRIL 30, 2005
debt issues rated in the top four credit-rating categories. These funds can be leveraged via use of debt, preferred equity and/or reverse repurchase agreements.) The Fund's outperformance can be attributed to its above-average dividend yield, the continued strong performance of its lower-rated bond holdings and positive security selection. The strong demand for high-yield municipal securities (bonds rated BBB and below or non-rated) has driven the prices on these bonds significantly higher. Fund performance benefited accordingly, given our considerable exposure to these lower-rated, higher-yielding credits. Also contributing to performance were our holdings in California municipal debt. As investors perceived an improvement in the state's creditworthiness, California bonds gained in value, benefiting the Fund's results during the past six months.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment returns based on changes in the Fund's net asset value.

What changes were made to the portfolio during the period?

As mentioned earlier, the Fund's performance benefited from our positions in California municipal debt. However, as the period progressed and yields on these securities narrowed relative to other investments of comparable maturity, we reduced our position to capitalize on the market appreciation. With the proceeds from these sales, we invested primarily in New York credits, particularly New York City and New York City Water revenue bonds. Following a significant amount of new issuance, New York bonds had become attractively priced compared to historical levels. In fact, at times during the period, New York City bonds were offering more than 100% of the yield of comparable taxable U.S. Treasury bonds.

In recent months, we began to adopt a less defensive portfolio positioning. A combination of factors -- including the Fed's continued program of short-term interest rate increases, moderating economic growth expectations and declines in leading economic indicators -- led us to believe that the potential for significant interest rate increases later in 2005 and into 2006 was less than previously anticipated. Thus, we sought to take advantage of periods of price volatility by adding to our positions in bonds with greater sensitivity to changes in interest rates. To generate funds for these purchases, we sold pre-refunded bonds with eight-year - 10-year maturity dates, enabling us to lock in the significant market appreciation these bonds have enjoyed while also moving closer to our desired neutral portfolio positioning.

For the six-month period ended April 30, 2005, the Fund's Auction Market Preferred Stock (AMPS) had average yields of 1.64% for Series A, 1.88% for Series B, 1.77% for Series C and 1.98% for Series D. At this point in the Fed's monetary tightening cycle, interest rate increases are having a material impact on the Fund's borrowing costs. The Fed raised the short-term interest rate target 100 basis points during the six-month period. Still, the tax-exempt yield curve remained relatively steep and continued to generate an income benefit to the holders of Common Stock from the leveraging of Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leveraging will decline and, as a result, reduce the yield on the Fund's Common Stock. At the end of the period, the Fund's leverage amount, due to AMPS, was 36.32% of total net assets. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)

How would you characterize the Fund's position at the close of the period?

We ended the period in transition toward a more neutral market stance. We are monitoring economic and market conditions and would need to see additional evidence of slowing economic activity or financial stress -- such as the recent credit-rating downgrades of General Motors Corp. and Ford Motor Co. -- before enacting a more aggressive market strategy. In the meantime, we intend to maintain the portfolio's fully invested stance in order to enhance investment income and allow the Fund to continue to seek an above-average dividend yield.

Fred K. Stuebe
Vice President and Portfolio Manager

May 26, 2005


                 MUNIVEST FUND II, INC.         APRIL 30, 2005                 5

Proxy Results

During the six-month period ended April 30, 2005, MuniVest Fund II, Inc.'s Common Stock shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 27, 2005. A description of the proposal and number of shares voted are as follows:

                                                                  Shares Voted     Shares Withheld
                                                                       For           From Voting
--------------------------------------------------------------------------------------------------
1. To elect the Fund's Directors:    Robert C. Doll, Jr.           19,269,157          304,389
                                     Cynthia A. Montgomery         19,321,892          251,654
                                     Jean Margo Reid               19,327,046          246,500
                                     Roscoe S. Suddarth            19,309,804          263,742
                                     Edward D. Zinbarg             19,300,366          273,180
--------------------------------------------------------------------------------------------------

During the six-month period ended April 30, 2005, MuniVest Fund II, Inc.'s Preferred Stock (Series A - C) shareholders voted on the following proposal. The proposal was approved at a shareholders' meeting on January 27, 2005. A description of the proposal and number of shares voted are as follows:

                                                                        Shares Voted     Shares Withheld
                                                                             For           From Voting
--------------------------------------------------------------------------------------------------------
1. To elect the Fund's Board of Directors:    Robert C. Doll, Jr.           4,964              11
                                              Ronald W. Forbes              4,967               8
                                              Cynthia A. Montgomery         4,964              11
                                              Jean Margo Reid               4,964              11
                                              Roscoe S. Suddarth            4,964              11
                                              Richard R. West               4,964              11
                                              Edward D. Zinbarg             4,964              11
--------------------------------------------------------------------------------------------------------

Portfolio Information as of April 30, 2005

                                                                      Percent of
                                                                        Total
Quality Ratings by S&P/Moody's                                       Investments
--------------------------------------------------------------------------------
AAA/Aaa .................................................               22.7%
AA/Aa ...................................................               13.9
A/A .....................................................               20.9
BBB/Baa .................................................               20.3
BB/Ba ...................................................                8.6
B/B .....................................................                1.6
CCC/Caa .................................................                0.8
NR (Not Rated) ..........................................               10.9
Other* ..................................................                0.3
--------------------------------------------------------------------------------
*     Includes portfolio holdings in variable rate demand notes.


6                MUNIVEST FUND II, INC.         APRIL 30, 2005

Schedule of Investments                                           (in Thousands)

                         Face
State                  Amount   Municipal Bonds                                                                             Value
===================================================================================================================================
Alabama--1.7%         $ 5,000   Huntsville, Alabama, Health Care Authority Revenue Bonds, Series B, 5.75%
                                due 6/01/2032                                                                             $   5,349
===================================================================================================================================
Arizona--2.7%           1,000   Maricopa County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools
                                Project 1), Series A, 6.75% due 7/01/2029                                                       998
                        1,200   Maricopa County, Arizona, Pollution Control Corporation, PCR, Refunding (El Paso
                                Electric Company Project), Series A, 6.25% due 5/01/2037                                      1,210
                        2,315   Maricopa County, Arizona, Tempe Elementary Unified School District Number 3, GO,
                                Refunding, 7.50% due 7/01/2010 (c)                                                            2,781
                        2,000   Pima County, Arizona, IDA, Education Revenue Bonds (Arizona Charter Schools
                                Project), Series C, 6.75% due 7/01/2031                                                       2,087
                        1,000   Pima County, Arizona, IDA, Education Revenue Refunding Bonds (Arizona Charter
                                Schools Project II), Series A, 6.75% due 7/01/2021                                            1,057
===================================================================================================================================
California--9.5%                California State, Various Purpose, GO:
                        3,300         5.50% due 4/01/2028                                                                     3,609
                        4,145         5.50% due 4/01/2030                                                                     4,526
                        5,000         5.50% due 11/01/2033                                                                    5,427
                                Golden State Tobacco Securitization Corporation of California, Tobacco Settlement
                                Revenue Bonds:
                        4,310         Series A-3, 7.875% due 6/01/2042                                                        4,995
                        3,750         Series B, 5.375% due 6/01/2028                                                          3,934
                        6,200         Series B, 5.50% due 6/01/2033                                                           6,677
===================================================================================================================================
Colorado--3.5%           300    Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior Series A-2,
                                7.50% due 4/01/2031                                                                             316
                                Elk Valley, Colorado, Public Improvement Revenue Bonds (Public Improvement Fee):
                        3,025         Series A, 7.35% due 9/01/2031                                                           3,235
                        1,000         Series B, 7% due 9/01/2031                                                              1,030
                        1,325   North Range, Colorado, Metropolitan District Number 1, GO, 7.25% due 12/15/2031               1,339
                        3,300   Plaza Metropolitan District No. 1, Colorado, Tax Allocation Revenue Bonds (Public
                                Improvement Fees), 8% due 12/01/2025                                                          3,663
                        1,000   Southlands, Colorado, Medical District, GO (Metropolitan District No. 1), 7%
                                due 12/01/2024                                                                                1,100
===================================================================================================================================
Connecticut--1.2%       1,165   Connecticut State Development Authority, Airport Facility Revenue Bonds
                                (LearJet Inc. Project), AMT, 7.95% due 4/01/2026                                              1,382
                        2,000   Mohegan Tribe Indians Gaming Authority, Connecticut, Public Improvement Revenue
                                Refunding Bonds (Priority Distribution), 6.25% due 1/01/2031                                  2,165
===================================================================================================================================
Florida--4.7%                   Fiddlers Creek, Florida, Community Development District Number 2, Special Assessment
                                Revenue Bonds:
                        2,350         Series A, 6.375% due 5/01/2035                                                          2,465
                        1,250         Series B, 5.75% due 5/01/2013                                                           1,298
                        4,000   Midtown Miami, Florida, Community Development District, Special Assessment Revenue
                                Bonds, Series A, 6.25% due 5/01/2037                                                          4,161
                        1,280   Orange County, Florida, Health Facilities Authority, Hospital Revenue Bonds
                                (Adventist Health System), 5.625% due 11/15/2032                                              1,364
                                Orlando, Florida, Urban Community Development District, Capital Improvement Special
                                Assessment Bonds:
                        1,135         6.25% due 5/01/2034                                                                     1,174
                        1,000         Series A, 6.95% due 5/01/2033                                                           1,068
                           40   Panther Trace, Florida, Community Development District, Special Assessment Revenue
                                Bonds, Series B, 6.50% due 5/01/2009                                                             40


Portfolio Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HDA        Housing Development Authority
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RIB        Residual Interest Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes


                 MUNIVEST FUND II, INC.         APRIL 30, 2005                 7

Schedule of Investments (continued)                               (in Thousands)

                         Face
State                  Amount   Municipal Bonds                                                                             Value
===================================================================================================================================
Florida               $   935   Park Place Community Development District, Florida, Special Assessment Revenue Bonds,
(concluded)                     6.75% due 5/01/2032                                                                       $     988
                          950   Preserve at Wilderness Lake, Florida, Community Development District, Capital
                                Improvement  Bonds, Series A, 7.10% due 5/01/2033                                             1,030
                          695   Vista Lakes Community, Florida, Development District, Capital Improvement Revenue Bonds,
                                Series B, 5.80% due 5/01/2008                                                                   701
===================================================================================================================================
Georgia--5.7%                   Atlanta, Georgia, Tax Allocation Bonds (Atlantic Station Project):
                        1,655         7.25% due 12/01/2005                                                                    1,671
                        2,000         7.90% due 12/01/2024                                                                    2,180
                        1,225   Brunswick & Glynn County, Georgia, Development Authority, First Mortgage Revenue Bonds
                                (Coastal Community Retirement Corporation Project), Series A, 7.125% due 1/01/2025            1,286
                        2,000   Fulton County, Georgia, Residential Care Facilities, Revenue Refunding Bonds (Canterbury
                                Court Project), Series A, 6.125% due 2/15/2026                                                2,016
                                Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                        5,620         Series W, 6.60% due 1/01/2018                                                           6,785
                          380         Series W, 6.60% due 1/01/2018 (b)                                                         457
                        1,250         Series X, 6.50% due 1/01/2020                                                           1,522
                        1,350   Milledgeville-Baldwin County, Georgia, Development Authority Revenue Bonds (Georgia
                                College and State University Foundation), 5.50% due 9/01/2024                                 1,428
===================================================================================================================================
Idaho--0.1%               405   Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT, Series E-2,
                                6.90% due 1/01/2027                                                                             407
===================================================================================================================================
Illinois--16.5%         3,000   Chicago, Illinois, O'Hare International Airport, Revenue Refunding Bonds, DRIVERS, AMT,
                                Series 253, 8.16% due 1/01/2020 (h)(l)                                                        3,561
                        4,000   Chicago, Illinois, O'Hare International Airport, Special Facility Revenue Refunding
                                Bonds (American Airlines Inc. Project), 8.20% due 12/01/2024                                  3,620
                          320   Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7% due 3/01/2032 (e)(f)           323
                          800   Chicago, Illinois, Special Assessment Bonds (Lake Shore East), 6.75% due 12/01/2032             831
                        1,000   Chicago, Illinois, Tax Allocation Bonds (Kingsbury Redevelopment Project), Series A,
                                6.57% due 2/15/2013                                                                           1,046
                        2,800   Hodgkins, Illinois, Environmental Improvement Revenue Bonds (Metro Biosolids
                                Management LLC Project), AMT, 6% due 11/01/2023                                               2,983
                        1,000   Illinois Development Finance Authority Revenue Bonds (Community Rehabilitation
                                Providers Facilities), Series A, 6.50% due 7/01/2022                                          1,065
                        2,500   Illinois Development Finance Authority, Revenue Refunding Bonds (Community
                                Rehabilitation Providers Facilities), Series A, 6% due 7/01/2015                              2,591
                        1,415   Illinois HDA, Revenue Refunding Bonds (M/F Program), Series 5, 6.75% due 9/01/2023            1,447
                          300   Illinois Health Facilities Authority, Revenue Refunding Bonds (Resurrection Health
                                Care), VRDN, Series A, 2.98% due 5/15/2029 (g)(j)                                               300
                        2,600   Kane and De Kalb Counties, Illinois, Community Unit School District Number 302, GO,
                                DRIVERS, Series 283, 8.19% due 2/01/2018 (c)(l)                                               3,273
                        2,000   McLean and Woodford Counties, Illinois, Community Unit, School District Number 005, GO,
                                Refunding, 6.375% due 12/01/2016 (g)                                                          2,328
                                Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax and Capital
                                Appreciation Revenue Bonds (McCormick Place Expansion Project), Series A (h):
                        9,950         5.02%** due 12/15/2038                                                                  1,884
                       16,600         5.15%** due 6/15/2039                                                                   3,047
                       21,450         4.97%** due 12/15/2039                                                                  3,840
                        3,200   Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax, Revenue
                                Refunding Bonds, DRIVERS, Series 269, 8.064% due 6/15/2023 (h)(l)                             4,017
                                Regional Transportation Authority, Illinois, Revenue Bonds:
                        1,500         Series A, 7.20% due 11/01/2020 (a)                                                      1,922
                        7,000         Series A, 6.70% due 11/01/2021 (c)                                                      8,882
                        2,500         Series C, 7.75% due 6/01/2020 (c)                                                       3,512


8                MUNIVEST FUND II, INC.         APRIL 30, 2005

Schedule of Investments (continued)                               (in Thousands)

                         Face
State                  Amount   Municipal Bonds                                                                             Value
===================================================================================================================================
Indiana--7.5%         $ 5,545   Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A,
                                6.80% due 1/01/2017 (d)                                                                   $   5,554
                                Indiana Transportation Finance Authority, Highway Revenue Bonds, Series A:
                        1,530         7.25% due 6/01/2015                                                                     1,909
                          470         7.25% due 6/01/2015                                                                       556
                        3,775         6.80% due 12/01/2016                                                                    4,649
                        8,750   Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue Refunding Bonds,
                                Series D, 6.75% due 2/01/2014                                                                10,448
===================================================================================================================================
Louisiana--6.4%         5,000   Louisiana Local Government, Environmental Facilities, Community Development Authority
                                Revenue Bonds (Capital Projects and Equipment Acquisition), Series A,
                                6.30% due 7/01/2030 (a)                                                                       5,489
                       10,000   Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company Project),
                                6.50% due 1/01/2017                                                                          10,274
                        3,600   Sabine River Authority, Louisiana, Water Facilities Revenue Refunding Bonds
                                (International Paper Company), 6.20% due 2/01/2025                                            3,938
===================================================================================================================================
Maryland--1.6%          2,000   Maryland State Energy Financing Administration, Solid Waste Disposal Revenue Bonds,
                                Limited Obligation (Wheelabrator Water Projects), AMT, 6.45% due 12/01/2016                   2,100
                        1,000   Maryland State Health and Higher Educational Facilities Authority Revenue Bonds
                                (University of Maryland Medical System), Series B, 7% due 7/01/2022 (c)                       1,324
                        1,245   Montgomery County, Maryland, Special Obligation, GO (West Germantown Development
                                District), Series A, 6.70% due 7/01/2027 (k)                                                  1,422
===================================================================================================================================
Massachusetts--3.2%     1,000   Massachusetts State College Building Authority, Project Revenue Refunding Bonds,
                                Senior-Series A, 7.50% due 5/01/2011                                                          1,221
                        1,250   Massachusetts State Development Finance Agency, Revenue Refunding Bonds (Eastern
                                Nazarene College), 5.625% due 4/01/2029                                                       1,209
                        6,000   Massachusetts State Water Resource Authority Revenue Bonds, Series A, 6.50%
                                due 7/15/2019                                                                                 7,323
===================================================================================================================================
Michigan--5.9%          2,300   Delta County, Michigan, Economic Development Corporation, Environmental Improvement
                                Revenue Refunding Bonds (Mead Westvaco-Escanaba), Series A, 6.25% due 4/15/2012 (g)(i)        2,581
                        3,100   Flint, Michigan, Hospital Building Authority, Revenue Refunding Bonds (Hurley Medical
                                Center), Series A, 6% due 7/01/2020 (m)                                                       3,384
                        5,320   Macomb County, Michigan, Hospital Finance Authority, Hospital Revenue Bonds (Mount
                                Clemens General Hospital), Series B, 5.875% due 11/15/2034                                    5,312
                        3,425   Michigan State Hospital Finance Authority, Revenue Refunding Bonds (Ascension Health
                                Credit), Series A, 6.125% due 11/15/2009 (i)                                                  3,880
                        3,000   Pontiac, Michigan, Tax Increment Finance Authority, Revenue Refunding Bonds (Development
                                Area Number 3), 6.375% due 6/01/2031                                                          3,027
===================================================================================================================================
Mississippi--3.5%               Mississippi Business Finance Corporation, Mississippi, PCR, Refunding (System Energy
                                Resources Inc. Project):
                        7,200         5.875% due 4/01/2022                                                                    7,290
                        3,465         5.90% due 5/01/2022                                                                     3,513
===================================================================================================================================
Missouri--0.1%            260   Missouri State Housing Development Commission, S/F Mortgage Revenue Bonds (Homeowner
                                Loan), AMT, Series A, 7.50% due 3/01/2031 (f)                                                   273
===================================================================================================================================
Nebraska--0.6%                  Nebraska Investment Finance Authority, S/F Housing Revenue Bonds, AMT (f):
                          760         Series C, 6.30% due 9/01/2028 (e)                                                         774
                          925         Series D, 6.45% due 3/01/2028                                                             954
===================================================================================================================================
Nevada--2.1%            3,300   Clark County, Nevada, IDR (Power Company Project), AMT, Series A, 6.70%
                                due 6/01/2022 (c)                                                                             3,333
                          620   Clark County, Nevada, Improvement District No. 142 Special Assessment,
                                6.375% due 8/01/2023                                                                            639
                          100   Nevada Housing Division Revenue Bonds (S/F Program), AMT, Senior Series E,
                                7% due 10/01/2019 (d)                                                                           101
                        2,500   Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra Pacific Power Company), AMT,
                                6.65% due 12/01/2017 (a)                                                                      2,520


                 MUNIVEST FUND II, INC.         APRIL 30, 2005                 9

Schedule of Investments (continued)                               (in Thousands)

                         Face
State                  Amount   Municipal Bonds                                                                             Value
===================================================================================================================================
New Jersey--5.7%      $ 4,250   New Jersey EDA, Cigarette Tax Revenue Bonds, 5.50% due 6/15/2024                          $   4,496
                                New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest Village Inc. Facility),
                                Series A:
                        1,335         7.25% due 11/15/2021                                                                    1,432
                        1,100         7.25% due 11/15/2031                                                                    1,169
                        3,000   New Jersey EDA, Special Facility Revenue Bonds (Continental Airlines Inc. Project),
                                AMT, 6.25% due 9/15/2029                                                                      2,427
                        1,680   New Jersey Health Care Facilities Financing Authority Revenue Bonds (Pascack Valley
                                Hospital Association), 6.625% due 7/01/2036                                                   1,663
                        5,785   Tobacco Settlement Financing Corporation of New Jersey Revenue Bonds, 7% due 6/01/2041        6,251
===================================================================================================================================
New Mexico--1.1%        3,160   Farmington, New Mexico, PCR, Refunding (Tucson Electric Power Co.--San Juan Project),
                                Series A, 6.95% due 10/01/2020                                                                3,313
===================================================================================================================================
New York--24.1%         4,000   Metropolitan Transportation Authority, New York, Revenue Refunding Bonds, Series A,
                                5.125% due 11/15/2031                                                                         4,188
                                New York City, New York, City IDA, Civic Facility Revenue Bonds:
                          690         Series C, 6.80% due 6/01/2028                                                             714
                          890         (Special Needs Facility Pooled Program), Series C-1, 6.50% due 7/01/2017                  928
                        1,920   New York City, New York, City IDA, Special Facility Revenue Bonds (British Airways Plc
                                Project), AMT, 7.625% due 12/01/2032                                                          2,014
                                New York City, New York, City Municipal Water Finance Authority, Water and Sewer System,
                                Revenue Refunding Bonds:
                        3,550         Series B, 5% due 6/15/2036                                                              3,707
                        5,000         Series B, 5% due 6/15/2036 (g)                                                          5,245
                        3,875         Series D, 5% due 6/15/2037                                                              4,045
                        3,125         Series E, 5% due 6/15/2034                                                              3,247
                        3,375   New York City, New York, City Transitional Finance Authority Revenue Bonds, RIB, Series
                                283, 5% due 11/15/2018 (l)                                                                    4,450
                                New York City, New York, GO:
                        2,500         Series D, 5% due 11/01/2027                                                             2,596
                        3,500         Series F, 5.25% due 1/15/2033                                                           3,700
                        2,500         Series M, 5% due 4/01/2030                                                              2,595
                       10,500         Series M, 5% due 4/01/2035                                                             10,873
                                New York City, New York, GO, Refunding:
                          530         Series A, 6.375% due 5/15/2015 (c)                                                        608
                        3,400         Series G, 5% due 12/01/2033                                                             3,518
                        7,000   New York State Dormitory Authority, Revenue Refunding Bonds, RIB, Series 305,
                                8.71% due 5/15/2015 (h)(l)                                                                    8,872
                        8,500   Port Authority of New York and New Jersey, Consolidated Revenue Refunding Bonds, AMT,
                                132nd Series, 5% due 9/01/2038                                                                8,848
                        1,000   Westchester County, New York, IDA, Civic Facility Revenue Bonds (Special Needs
                                Facilities Pooled Program), Series E-1, 6.50% due 7/01/2017                                   1,027
                        2,690   Westchester County, New York, IDA, Continuing Care Retirement, Mortgage Revenue Bonds
                                (Kendal on Hudson Project), Series A, 6.50% due 1/01/2034                                     2,732
===================================================================================================================================
North Carolina--1.6%    1,400   Haywood County, North Carolina, Industrial Facilities and Pollution Control Financing
                                Authority Revenue Bonds (Champion International Corporation Project), AMT,
                                6.25% due 9/01/2025                                                                           1,435
                        2,000   North Carolina Medical Care Commission, Health Care Housing Revenue Bonds (The ARC of
                                North Carolina Projects), Series A, 5.80% due 10/01/2034                                      2,025
                        1,500   North Carolina Medical Care Commission, Retirement Facilities, First Mortgage Revenue
                                Bonds (Givens Estates Project), Series A, 6.375% due 7/01/2023                                1,583
===================================================================================================================================
Pennsylvania--5.0%      2,000   Delaware River Port Authority of Pennsylvania and New Jersey Revenue Bonds, RIB,
                                Series 396, 8.713% due 1/01/2019 (g)(l)                                                       2,458
                                Montgomery County, Pennsylvania, IDA, Revenue Bonds (Whitemarsh Continuing Care
                                Project):
                          470         6.125% due 2/01/2028                                                                      479
                        1,090         6.25% due 2/01/2035                                                                     1,118
                        2,000   Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds
                                (National Gypsum Company), AMT, Series B, 6.125% due 11/01/2027                               2,134
                        1,250   Pennsylvania State Higher Educational Facilities Authority Revenue Bonds (University
                                of Pennsylvania Medical Center Health System), Series A, 6% due 1/15/2031                     1,374
                        1,265   Philadelphia, Pennsylvania, Authority for IDR, Commercial Development,
                                7.75% due 12/01/2017                                                                          1,293


10               MUNIVEST FUND II, INC.         APRIL 30, 2005

Schedule of Investments (continued)     (in Thousands)

                         Face
State                  Amount   Municipal Bonds                                                                             Value
===================================================================================================================================
Pennsylvania                    Sayre, Pennsylvania, Health Care Facilities Authority, Revenue Bonds (Guthrie Healthcare
(concluded)                     System), Series B:
                      $ 2,425         5.85% due 12/01/2020                                                                $   2,619
                        3,350         7.125% due 12/01/2031                                                                   3,958
===================================================================================================================================
Rhode Island--0.4%      1,140   Rhode Island State Health and Educational Building Corporation, Hospital Financing
                                Revenue Bonds (Lifespan Obligation Group), 6.50% due 8/15/2032                                1,261
===================================================================================================================================
South Carolina--1.5%    1,200   Lexington County, South Carolina, Health Services District Inc., Hospital Revenue Bonds
                                (Lexington Medical Center), 5.50% due 5/01/2032                                               1,255
                        1,500   Lexington County, South Carolina, Health Services District Inc., Hospital Revenue
                                Refunding and Improvement Bonds, 5.50% due 11/01/2032                                         1,566
                        1,230   Medical University Hospital Authority, South Carolina, Hospital Facilities Revenue
                                Refunding Bonds, 6.50% due 8/15/2012 (i)                                                      1,476
                          365   South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds,
                                AMT, Series A, 6.70% due 7/01/2027                                                              373
===================================================================================================================================
Tennessee--4.0%         1,000   Johnson City, Tennessee, Health and Educational Facilities Board, Retirement Facility
                                Revenue Bonds (Appalachian Christian Village Project), Series A, 6% due 2/15/2024               980
                        4,000   McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds (Recycling Facility--Calhoun
                                Newsprint), AMT, 7.40% due 12/01/2022                                                         4,020
                        1,280   Sevier County, Tennessee, Public Building Authority Revenue Bonds, Local Government
                                Public Improvement IV, VRDN, Series E-4, 3.01% due 6/01/2020 (a)(j)                           1,280
                                Shelby County, Tennessee, Health, Educational and Housing Facility Board, Hospital
                                Revenue Refunding Bonds (Methodist Healthcare):
                        3,175         6.50% due 9/01/2012 (i)                                                                 3,801
                        1,825         6.50% due 9/01/2026 (b)                                                                 2,170
===================================================================================================================================
Texas--16.1%                    Austin, Texas, Convention Center Revenue Bonds (Convention Enterprises Inc.), First
                                Tier, Series A:
                        1,600         6.70% due 1/01/2028                                                                     1,712
                        4,510         6.70% due 1/01/2032                                                                     4,793
                                Brazos River Authority, Texas, PCR, Refunding, AMT:
                        1,500         (Texas Utility Company), Series A, 7.70% due 4/01/2033                                  1,776
                        6,805         (Utilities Electric Company), Series B, 5.05% due 6/01/2030                             6,909
                        1,810   Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant Energy Inc. Project),
                                Series B, 7.75% due 12/01/2018                                                                2,013
                        5,800   Brazos River, Texas, Harbor Navigation District, Brazoria County Environmental Revenue
                                Refunding Bonds (Dow Chemical Company Project), AMT, Series A-7, 6.625% due 5/15/2033         6,457
                        2,500   Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste Disposal Facility
                                Revenue Bonds (E. I. du Pont de Nemours and Company Project), AMT, 6.40% due 4/01/2026        2,612
                        5,000   Harris County, Texas, Health Facilities Development Corporation, Revenue Refunding
                                Bonds, RITR, Series 6, 7.815% due 7/01/2027 (b)(l)                                            6,814
                        1,150   Lufkin, Texas, Health Facilities Development Corporation, Health System Revenue Bonds
                                (Memorial Health System of East Texas), 5.70% due 2/15/2028                                   1,177
                        3,440   Matagorda County, Texas, Navigation District No. 1, Revenue Refunding Bonds (Reliant
                                Energy Inc.), Series C, 8% due 5/01/2029                                                      3,795
                        3,060   Port Corpus Christi, Texas, Individual Development Corporation, Environmental Facilities
                                Revenue Bonds (Citgo Petroleum Corporation Project), AMT, 8.25% due 11/01/2031                3,285
                                Port Corpus Christi, Texas, Revenue Refunding Bonds (Celanese Project):
                        2,500         AMT, Series B, 6.70% due 11/01/2030                                                     2,630
                          800         Series A, 6.45% due 11/01/2030                                                            844
                        3,750   San Antonio, Texas, Electric and Gas Revenue Bonds, RIB, Series 469X, 8.24%
                                due 2/01/2014 (l)                                                                             4,606
===================================================================================================================================
Virginia--3.9%          1,000   Chesterfield County, Virginia, IDA, PCR, Refunding (Virginia Electric and Power
                                Company), Series B, 5.875% due 6/01/2017                                                      1,091
                        3,115   Isle of Wight County, Virginia, IDA, Solid Waste Disposal Facilities Revenue Bonds
                                (Union Camp Corporation Project), AMT, 6.55% due 4/01/2024                                    3,157
                        8,015   Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds, Senior-Series A,
                                5.50% due 8/15/2028                                                                           7,840
===================================================================================================================================
Washington--7.9%        2,425   Chelan County, Washington, Public Utility District Number 001, Consolidated Revenue
                                Refunding Bonds (Chelan Hydro System), AMT, Series D, 6.35% due 7/01/2028 (h)                 2,630
                                Energy Northwest, Washington, Electric Revenue Refunding Bonds, DRIVERS (l):
                        2,250         Series 248, 8.19% due 7/01/2018 (h)                                                     2,808
                        1,125         Series 255, 8.687% due 7/01/2018 (a)                                                    1,447


                 MUNIVEST FUND II, INC.         APRIL 30, 2005                11

Schedule of Investments (concluded)                               (in Thousands)

                         Face
State                  Amount   Municipal Bonds                                                                             Value
===================================================================================================================================
Washington            $ 5,000   Washington State, GO, Trust Receipts, Class R, Series 6, 8.623% due 1/01/2014 (g)(l)      $   6,261
(concluded)             2,200   Washington State Health Care Facilities Authority Revenue Bonds (Kadlec Medical
                                Center), 6% due 12/01/2030 (k)                                                                2,437
                                Washington State Public Power Supply System, Revenue Refunding Bonds, Series B:
                        5,000         (Nuclear Project No. 1), 7.125% due 7/01/2016                                           6,368
                        1,900         (Nuclear Project No. 3), 7.125% due 7/01/2016 (h)                                       2,434
===================================================================================================================================
Wisconsin--1.5%         2,045   Badger Tobacco Asset Securitization Corporation, Wisconsin, Asset-Backed Revenue
                                Bonds, 6.125% due 6/01/2027                                                                   2,089
                        2,215   Wisconsin State Health and Educational Facilities Authority Revenue Bonds
                                (Synergyhealth Inc.), 6% due 11/15/2032                                                       2,354
===================================================================================================================================
Wyoming--2.0%                   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC Corporation
                                Project), AMT:
                        1,000         Series A, 7% due 6/01/2024                                                              1,015
                        5,000         Series B, 6.90% due 9/01/2024                                                           5,065
===================================================================================================================================
U.S. Virgin             6,000   Virgin Islands Government Refinery Facilities, Revenue Refunding Bonds (Hovensa Coker
Islands--2.2%                   Project), AMT, 6.50% due 7/01/2021  6,804
===================================================================================================================================
Total Investments (Cost--$432,488*)--153.5%                                                                                 470,929

Other Assets Less Liabilities--3.5%                                                                                          10,897

Preferred Stock, at Redemption Value--(57.0%)                                                                              (175,019)
                                                                                                                          ---------
Net Assets Applicable to Common Stock--100.0%                                                                             $ 306,807
                                                                                                                          =========

* The cost and unrealized appreciation (depreciation) of investments as of April 30, 2005, as computed for federal income tax purposes, were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Aggregate cost .............................................     $432,314
                                                                       ========
      Gross unrealized appreciation ..............................     $ 39,286
      Gross unrealized depreciation ..............................         (671)
                                                                       --------
      Net unrealized appreciation ................................     $ 38,615
                                                                       ========

** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
(a)   AMBAC Insured.
(b)   Escrowed to maturity.
(c)   FGIC Insured.
(d)   FHA Insured.
(e)   FHLMC Collateralized.
(f)   FNMA/GNMA Collateralized.
(g)   FSA Insured.
(h)   MBIA Insured.
(i)   Prerefunded.
(j) Security may have a maturity of more than one year at time of issuance, but has variable rate and demand features that qualify it as a short-term security. The rate disclosed is that currently in effect. This rate changes periodically based upon prevailing market rates.
(k)   Radian Insured.
(l) The rate disclosed is that currently in effect. This rate changes periodically and inversely based upon prevailing market rates.
(m)   ACA Insured.

      Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                            Net         Dividend
      Affiliate                                          Activity        Income
      --------------------------------------------------------------------------
      Merrill Lynch Institutional Tax-Exempt Fund         (3,092)        $   15
      --------------------------------------------------------------------------

      Forward interest rate swaps outstanding as of April 30, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
                                                        Notional     Unrealized
                                                         Amount     Depreciation
      --------------------------------------------------------------------------
      Receive a variable rate equal to a 7-day
      Bond Market Association Municipal Swap
      Index Rate and pay a fixed rate equal
      to 3.684%

      Broker, JPMorgan Chase Bank
      Expires May 2015                                  $14,500        $   (112)

      Receive a variable rate equal to a 7-day
      Bond Market Association Municipal Swap
      Index Rate and pay a fixed rate equal
      to 3.811%

      Broker, JPMorgan Chase Bank
      Expires June 2015                                 $11,000            (183)
      --------------------------------------------------------------------------
      Total                                                            $   (295)
                                                                       ========

      Financial futures contracts sold as of April 30, 2005 were as follows:

                                                                  (in Thousands)
      --------------------------------------------------------------------------
      Number of                       Expiration         Face        Unrealized
      Contracts         Issue            Date            Value      Depreciation
      --------------------------------------------------------------------------
         120        10-Year U.S.
                    Treasury Bond      June 2005        $13,103       $    (268)
      --------------------------------------------------------------------------

      See Notes to Financial Statements.


12               MUNIVEST FUND II, INC.         APRIL 30, 2005

Statement of Net Assets

As of April 30, 2005
======================================================================================================================
Assets
----------------------------------------------------------------------------------------------------------------------
                       Investments in unaffiliated securities, at value
                        (identified cost--$432,487,702) ...........................                      $ 470,929,495
                       Cash .......................................................                             86,111
                       Receivables:
                          Interest ................................................    $   9,227,550
                          Securities sold .........................................        6,470,231        15,697,781
                                                                                       -------------
                       Prepaid expenses ...........................................                              6,318
                                                                                                         -------------
                       Total assets ...............................................                        486,719,705
                                                                                                         -------------
======================================================================================================================
Liabilities
----------------------------------------------------------------------------------------------------------------------
                       Unrealized depreciation on forward interest rate swaps .....                            294,925
                       Payables:
                          Securities purchased ....................................        4,044,230
                          Variation margin ........................................          255,661
                          Investment adviser ......................................          183,391
                          Offering costs ..........................................           79,972
                          Other affiliates ........................................            4,738         4,567,992
                                                                                       -------------
                       Accrued expenses ...........................................                             30,506
                                                                                                         -------------
                       Total liabilities ..........................................                          4,893,423
                                                                                                         -------------
======================================================================================================================
Preferred Stock
----------------------------------------------------------------------------------------------------------------------
                       Preferred Stock, at redemption value, par value $.05 per
                        share (1,800 Series A Shares, 1,800 Series B Shares,
                        1,800 Series C Shares and 1,600 Series D Shares of AMPS*
                        authorized, issued and outstanding at $25,000 per share
                        liquidation preference) ...................................                        175,019,376
                                                                                                         -------------
======================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------
                       Net assets applicable to Common Stock ......................                      $ 306,806,906
                                                                                                         =============
======================================================================================================================
Analysis of Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------
                       Common Stock, par value $.10 per share (20,000,030 shares
                        issued and outstanding) ...................................                      $   2,000,003
                       Paid-in capital in excess of par ...........................                        278,431,291
                       Undistributed investment income--net .......................    $   6,588,754
                       Accumulated realized capital losses--net ...................      (18,091,547)
                       Unrealized appreciation--net ...............................       37,878,405
                                                                                       -------------
                       Total accumulated earnings--net ............................                         26,375,612
                                                                                                         -------------
                       Total--Equivalent to $15.34 net asset value per share of
                        Common Stock (market price--$15.57) .......................                      $ 306,806,906
                                                                                                         =============

*     Auction Market Preferred Stock.

      See Notes to Financial Statements.


                 MUNIVEST FUND II, INC.         APRIL 30, 2005                13

Statement of Operations

For the Six Months Ended April 30, 2005
======================================================================================================================
Investment Income
----------------------------------------------------------------------------------------------------------------------
                       Interest ...................................................                      $  13,462,215
                       Dividends from affiliates ..................................                             14,752
                                                                                                         -------------
                       Total income ...............................................                         13,476,967
                                                                                                         -------------
======================================================================================================================
Expenses
----------------------------------------------------------------------------------------------------------------------
                       Investment advisory fees ...................................    $   1,149,854
                       Commission fees ............................................          202,680
                       Accounting services ........................................           77,303
                       Transfer agent fees ........................................           34,072
                       Professional fees ..........................................           22,730
                       Printing and shareholder reports ...........................           21,129
                       Directors' fees and expenses ...............................           15,745
                       Custodian fees .............................................           12,970
                       Pricing fees ...............................................           10,632
                       Listing fees ...............................................           10,006
                       Other ......................................................           21,379
                                                                                       -------------
                       Total expenses before reimbursement ........................        1,578,500
                       Reimbursement of expenses ..................................           (2,049)
                                                                                       -------------
                       Total expenses after reimbursement .........................                          1,576,451
                                                                                                         -------------
                       Investment income--net .....................................                         11,900,516
                                                                                                         -------------
======================================================================================================================
Realized & Unrealized Gain (Loss)--Net
----------------------------------------------------------------------------------------------------------------------
                       Realized gain (loss) on:
                          Investments--net ........................................        1,316,142
                          Futures contracts and forward interest rate swaps--net ..         (139,051)        1,177,091
                                                                                       -------------
                       Change in unrealized appreciation/depreciation on:
                          Investments--net ........................................        2,728,628
                          Futures contracts and forward interest rate swaps--net ..         (332,975)        2,395,653
                                                                                       -------------------------------
                       Total realized and unrealized gain--net ....................                          3,572,744
                                                                                                         -------------
======================================================================================================================
Dividends to Preferred Stock Shareholders
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................                         (1,419,594)
                                                                                                         -------------
                       Net Increase in Net Assets Resulting from Operations .......                      $  14,053,666
                                                                                                         =============

      See Notes to Financial Statements.


14               MUNIVEST FUND II, INC.         APRIL 30, 2005

Statements of Changes in Net Assets

                                                                                         For the Six        For the
                                                                                        Months Ended       Year Ended
                                                                                          April 30,        October 31,
Increase (Decrease) in Net Assets:                                                          2005              2004
======================================================================================================================
Operations
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................    $  11,900,516     $  23,321,149
                       Realized gain--net .........................................        1,177,091         2,475,190
                       Change in unrealized appreciation/depreciation--net ........        2,395,653         6,348,033
                       Dividends to Preferred Stock shareholders ..................       (1,419,594)       (1,374,858)
                                                                                       -------------------------------
                       Net increase in net assets resulting from operations .......       14,053,666        30,769,514
                                                                                       -------------------------------
======================================================================================================================
Dividends to Common Stock Shareholders
----------------------------------------------------------------------------------------------------------------------
                       Investment income--net .....................................      (11,019,169)      (21,646,818)
                                                                                       -------------------------------
                       Net decrease in net assets resulting from dividends to
                        Common Stock shareholders .................................      (11,019,169)      (21,646,818)
                                                                                       -------------------------------
======================================================================================================================
Stock Transactions
----------------------------------------------------------------------------------------------------------------------
                       Value of shares issued to Common Stock shareholders in
                        reinvestment of dividends .................................          846,344           573,097
                       Offering and underwriting costs resulting from the
                        issuance of Preferred Stock ...............................         (522,318)               --
                                                                                       -------------------------------
                       Net increase in net assets resulting from stock transactions          324,026                --
                                                                                       -------------------------------
======================================================================================================================
Net Assets Applicable to Common Stock
----------------------------------------------------------------------------------------------------------------------
                       Total increase in net assets applicable to Common Stock ....        3,358,523         9,695,793
                       Beginning of period ........................................      303,448,383       293,752,590
                                                                                       -------------------------------
                       End of period* .............................................    $ 306,806,906     $ 303,448,383
                                                                                       ===============================
                          * Undistributed investment income--net ..................    $   6,588,754     $   7,127,001
                                                                                       ===============================

      See Notes to Financial Statements.


                 MUNIVEST FUND II, INC.         APRIL 30, 2005                15

Financial Highlights

                                                              For the Six                For the Year Ended
                                                             Months Ended                   October 31,
The following per share data and ratios have been derived      April 30,  -----------------------------------------------
from information provided in the financial statements.           2005       2004         2003         2002         2001
=========================================================================================================================
Per Share Operating Performance
-------------------------------------------------------------------------------------------------------------------------
            Net asset value, beginning of period ........    $  15.21     $  14.76     $  14.16     $  14.29     $  13.32
                                                             ------------------------------------------------------------
            Investment income--net ......................         .60+        1.17+        1.17+        1.11         1.02
            Realized and unrealized gain (loss)--net ....         .18          .44          .49         (.25)         .97
            Dividends to Preferred Stock shareholders from
             investment income--net .....................        (.07)        (.07)        (.07)        (.09)        (.22)
                                                             ------------------------------------------------------------
            Total from investment operations ............         .71         1.54         1.59          .77         1.77
                                                             ------------------------------------------------------------
            Less dividends to Common Stock shareholders from
             investment income--net .....................        (.55)       (1.09)        (.99)        (.90)        (.80)
                                                             ------------------------------------------------------------
            Offering and underwriting costs resulting from
             the issuance of Preferred Stock ............        (.03)          --           --           --           --
                                                             ------------------------------------------------------------
            Net asset value, end of period ..............    $  15.34     $  15.21     $  14.76     $  14.16     $  14.29
                                                             ============================================================
            Market price per share, end of period .......    $  15.57     $  15.15     $  14.26     $  13.36     $  13.69
                                                             ============================================================
=========================================================================================================================
Total Investment Return**
-------------------------------------------------------------------------------------------------------------------------
            Based on net asset value per share ..........        4.57%@      10.94%       11.88%        5.86%       14.06%
                                                             ============================================================
            Based on market price per share .............        6.56%@      14.38%       14.56%        4.25%       25.20%
                                                             ============================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Common Stock
-------------------------------------------------------------------------------------------------------------------------
            Total expenses, net reimbursement*** ........        1.05%*        .99%        1.01%        1.05%        1.02%
                                                             ============================================================
            Total expenses*** ...........................        1.05%*        .99%        1.01%        1.05%        1.02%
                                                             ============================================================
            Total investment income--net*** .............        7.89%*       7.86%        8.01%        7.79%        7.42%
                                                             ============================================================
            Amount of dividends to Preferred Stock
             shareholders ...............................         .94%*        .46%         .46%         .66%        1.57%
                                                             ============================================================
            Investment income--net, to Common Stock
             shareholders ...............................        6.95%*       7.40%        7.55%        7.13%        5.85%
                                                             ============================================================
=========================================================================================================================
Ratios Based on Average Net Assets of Preferred Stock
-------------------------------------------------------------------------------------------------------------------------
            Dividends to Preferred Stock shareholders ...        1.79%*       1.02%         .98%        1.38%        3.22%
                                                             ============================================================


16               MUNIVEST FUND II, INC.         APRIL 30, 2005

Financial Highlights (concluded)

                                                              For the Six                For the Year Ended
                                                             Months Ended                   October 31,
The following per share data and ratios have been derived      April 30,  -----------------------------------------------
from information provided in the financial statements.           2005       2004         2003         2002         2001
=========================================================================================================================
Supplemental Data
-------------------------------------------------------------------------------------------------------------------------
            Net assets applicable to Common Stock, end of
             period (in thousands) ......................    $306,807     $303,448     $293,753     $281,830     $284,547
                                                             ============================================================
            Preferred Stock outstanding, end of period
             (in thousands) .............................    $175,000     $135,000     $135,000     $135,000     $135,000
                                                             ============================================================
            Portfolio turnover ..........................       38.53%       22.39%       31.50%       66.07%       87.80%
                                                             ============================================================
=========================================================================================================================
Leverage
-------------------------------------------------------------------------------------------------------------------------
            Asset coverage per $1,000 ...................    $  2,753     $  3,248     $  3,176     $  3,088     $  3,108
                                                             ============================================================
=========================================================================================================================
Dividends Per Share on Preferred Stock Outstanding
-------------------------------------------------------------------------------------------------------------------------
            Series A--Investment income--net ............    $    204     $    262     $    251     $    338     $    793
                                                             ============================================================
            Series B--Investment income--net ............    $    234     $    234     $    248     $    319     $    834
                                                             ============================================================
            Series C--Investment income--net ............    $    220     $    268     $    240     $    375     $    784
                                                             ============================================================
            Series D@@--Investment income--net ..........    $    146           --           --           --           --
                                                             ============================================================

*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effect of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
+     Based on average shares outstanding.
@     Aggregate total investment return.
@@    Series D was issued on January 14, 2005.

      See Notes to Financial Statements.


                 MUNIVEST FUND II, INC.         APRIL 30, 2005                17

Notes to Financial Statements

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with U.S. generally accepted accounting principles, which may require the use of management accruals and estimates. Actual results may differ from these estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to present a fair statement of the results for the interim period. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a daily basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Municipal bonds are traded primarily in the over-the-counter ("OTC") markets and are valued at the last available bid price in the OTC market or on the basis of values as obtained by a pricing service. Pricing services use valuation matrixes that incorporate both dealer-supplied valuations and valuation models. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general direction of the Board of Directors. Such valuations and procedures are reviewed periodically by the Board of Directors of the Fund. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the OTC market, valuation is the last asked price (options written) or the last bid price (options purchased). Swap agreements are valued by quoted fair values received daily by the Fund's pricing service. Short-term investments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value, under which method the investment is valued at cost and any premium or discount is amortized on a straight line basis to maturity. Investments in open-end investment companies are valued at their net asset value each business day. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund.

(b) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options -- The Fund may write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

      Written and purchased options are non-income producing investments.


18               MUNIVEST FUND II, INC.         APRIL 30, 2005

o Forward interest rate swaps -- The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated earlier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.

(c) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income tax provision is required.

(d) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions -- Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Offering costs -- Direct expenses relating to the public offering of the Fund's Preferred Stock were charged to capital at the time of issuance of the shares.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. The Investment Adviser has agreed to reimburse its management fee by the amount of management fees the Fund pays to FAM indirectly through its investment in Merrill Lynch Institutional Tax-Exempt Fund. For the six months ended April 30, 2005, FAM reimbursed the Fund in the amount of $2,049.

For the six months ended April 30, 2005, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), an affiliate of FAM, received underwriting fees of $400,000 in connection with the issuance of the Fund's Preferred Stock.

In addition, MLPF&S received $3,105 in commissions on the execution of portfolio security transactions for the Fund for the six months ended April 30, 2005.

For the six months ended April 30, 2005, the Fund reimbursed FAM $4,765 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2005 were $210,535,648 and $172,785,778, respectively.

4. Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of holders of Common Stock.


                 MUNIVEST FUND II, INC.         APRIL 30, 2005                19

Notes to Financial Statements (concluded)

Common Stock

Shares issued and outstanding during the six months ended April 30, 2005 and the year ended October 31, 2004 increased by 55,311 and 37,664 as a result of dividend reinvestment, respectively.

Preferred Stock

Auction Market Preferred Stock are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2005 were as follows: Series A, 2.20%; Series B, 2.20%; Series C, 2.50%; and Series D, 2.53%.

Shares issued and outstanding during the six months ended April 30, 2005 increased by 1,600 shares from the issuance of an additional series of Preferred Stock. Shares issued and outstanding during the year ended October 31, 2004 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2005, MLPF&S earned $101,478 as commissions.

5. Capital Loss Carryforward:

On October 31, 2004, the Fund had a net capital loss carryforward of $15,395,225, of which $6,636,791 expires in 2007 and $8,758,434 expires in 2008.
This amount will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

The Fund paid a tax-exempt income dividend to holders of Common Stock in the amount of $.092000 per share on May 27, 2005 to shareholders of record on May 13, 2005.


20               MUNIVEST FUND II, INC.         APRIL 30, 2005

Officers and Directors

Robert C. Doll, Jr., President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Jean Margo Reid, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Kenneth A. Jacob, Senior Vice President
John M. Loffredo, Senior Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Jeffrey Hiller, Chief Compliance Officer
Alice A. Pellegrino, Secretary

Custodian

The Bank of New York
100 Church Street
New York, NY 10286

Transfer Agents

Common Stock:

The Bank of New York
101 Barclay Street -- 11 East
New York, NY 10286

Preferred Stock:

The Bank of New York
101 Barclay Street -- 7 West
New York, NY 10286

NYSE Symbol

MVT

--------------------------------------------------------------------------------
Effective January 1, 2005, Terry K. Glenn, President and Director and Kevin A. Ryan, Director of MuniVest Fund II, Inc. retired. The Fund's Board of Directors wishes Messrs. Glenn and Ryan well in their retirements.

Effective January 1, 2005, Robert C. Doll, Jr. became President and Director of the Fund.
--------------------------------------------------------------------------------


                 MUNIVEST FUND II, INC.         APRIL 30, 2005                21

Dividend Policy

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.


22               MUNIVEST FUND II, INC.         APRIL 30, 2005

Availability of Quarterly Schedule of Investments

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission ("SEC") for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the SEC's Web site at http://www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Electronic Delivery

The Fund offers electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information. To sign up for this service, simply access this Web site at http://www.icsdelivery.com/live and follow the instructions.

When you visit this site, you will obtain a personal identification number
(PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.


                 MUNIVEST FUND II, INC.         APRIL 30, 2005                23

[LOGO] Merrill Lynch Investment Managers

www.mlim.ml.com

--------------------------------------------------------------------------------

Mercury Advisors

A Division of Merrill Lynch Investment Managers

www.mercury.ml.com

MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) at www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's Web site at http://www.sec.gov. Information about how the Fund voted proxies relating to securities held in the Fund's portfolio during the most recent 12-month period ended June 30 is available (1) at www.mutualfunds.ml.com and (2) on the Securities and Exchange Commission's Web site at http://www.sec.gov.

MuniVest Fund II, Inc.
Box 9011
Princeton, NJ 08543-9011

                                                                  #16807 -- 4/05

Item 2 - Code of Ethics - Not Applicable to this semi-annual report

Item 3 - Audit Committee Financial Expert - Not Applicable to this semi-annual report

Item 4 - Principal Accountant Fees and Services - Not Applicable to this semi-annual report

Item 5 - Audit Committee of Listed Registrants - Not Applicable to this semi-annual report

Item 6 - Schedule of Investments - Not Applicable

Item 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 8 - Portfolio Managers of Closed-End Management Investment Companies - Not Applicable to this semi-annual report

Item 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers - Not Applicable

Item 10 - Submission of Matters to a Vote of Security Holders - Not Applicable

Item 11 - Controls and Procedures

11(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

11(b) - There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the last fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12 - Exhibits attached hereto

12(a)(1) - Code of Ethics - Not Applicable to this semi-annual report

12(a)(2) - Certifications - Attached hereto

12(a)(3) - Not Applicable

12(b) - Certifications - Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MuniVest Fund II, Inc.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniVest Fund II, Inc.

Date: June 20, 2005

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By: /s/ Robert C. Doll, Jr.
    ---------------------------
    Robert C. Doll, Jr.,
    Chief Executive Officer of
    MuniVest Fund II, Inc.

Date: June 20, 2005


By: /s/ Donald C. Burke
    ---------------------------
    Donald C. Burke,
    Chief Financial Officer of
    MuniVest Fund II, Inc.

Date: June 20, 2005